EXHIBIT 10.31


                           COLLATERAL PLEDGE AGREEMENT


     This Collateral Pledge Agreement ("Agreement"), dated as of November 14, 2003, is made by Blonder Tongue Laboratories, Inc., a Delaware corporation ("Pledgor"), in favor of Commerce Bank, N.A. ("Secured Party"). Background

     A. This Agreement is executed in connection with that certain First Amendment and Waiver to Loan and Security Agreement between Pledgor and Secured Party dated as of the date hereof ("First Amendment" and collectively with that certain Loan and Security Agreement dated March 20, 2002 by and between Pledgor and Secured Party, as same has been or may be amended, supplemented, restated, replaced or otherwise modified from time to time, the "Loan Agreement"). All capitalized terms used herein and not otherwise defined shall have the same meanings assigned to such terms in the Loan Agreement.

     B. This Agreement is given and is intended to provide additional security for the Obligations owing by Pledgor to Secured Party.

     NOW THEREFORE, for other good and sufficient consideration, the receipt of which is hereby acknowledged, Pledgor, intending to be legally bound hereby, covenants and agrees as follows:

     1. Pledgor, for the purpose of granting a continuing lien and security interest, does hereby assign, pledge, hypothecate, deliver and set over to Secured Party, its successors and assigns, all now owned or hereafter acquired or arising investment property, including without limitation all of the following property, together with any additions, exchanges, replacements and substitutions therefor, dividends and distributions with respect thereto, and the proceeds thereof (collectively, the "Pledged Collateral") all of Pledgor's membership interests in those limited liability companies listed on Schedule I attached hereto, whether now owned or hereafter acquired by Pledgor or in which Pledgor now or hereafter has any rights, options or warrants, together with all certificates representing such interests, if any, and all rights (but none of the obligations) under or arising out of the applicable organizational documents of such companies.

     2. The pledge and security interest described herein shall continue in effect to secure all Obligations from time to time outstanding unless and until all Obligations have been indefeasibly paid and satisfied in full and Secured Party's commitment to make Advances is terminated.

     3. Pledgor hereby represents and warrants that:

          a. Except as pledged herein, Pledgor has not sold, assigned, transferred, pledged or granted any option or security interest in or otherwise hypothecated the Pledged Collateral in any manner whatsoever and the Pledged Collateral is pledged herewith free and clear of any and all liens, security interests, encumbrances, claims, pledges, restrictions, legends, and options;

          b. Pledgor has the full power and authority to execute, deliver, and perform under this Agreement and to pledge the Pledged Collateral hereunder;

          c. This Agreement constitutes the valid and binding obligation of Pledgor, enforceable in accordance with its terms, and the pledge of the Pledged Collateral referred to herein is not in violation of and shall not create any default under any operating agreement of any limited liability company listed on
Schedule I attached hereto, or any other material agreement, undertaking or obligation of Pledgor;

          d. The Pledged Collateral has been duly and validly authorized and issued by the issuer thereof and such Pledged Collateral is fully paid for and non-assessable;

          e. Pledgor is pledging hereunder all of the Pledgor's interest and ownership in all entities listed on Schedule I attached hereto;

          f.  The  Pledged   Collateral  is  not  represented  or  evidenced  by
certificates, and there is no intention to issue any certificate evidencing or representing the Pledged Collateral; and

          g. Contemporaneously with the execution hereof, Pledgor is delivering to Secured Party a copy of each operating agreement governing, as of the date hereof, each limited liability company (as applicable) listed on Schedule I attached hereto.

     4. If an Event of Default occurs, and is continuing under the Loan Agreement, then Secured Party may, at its sole option, exercise from time to time with respect to the Pledged Collateral, any and/or all rights and remedies available to it hereunder, under the Uniform Commercial Code as adopted in the State of New Jersey ("UCC"), or otherwise available to it, at law or in equity, including, without limitation, the right to dispose of the Pledged Collateral at public or private sale(s) or other proceedings, and Pledgor agrees that, if permitted by law, Secured Party or its nominee may become the purchaser at any such sale(s).

     5. a. In addition to all other rights granted to Secured Party herein, or otherwise available at law or in equity, Secured Party shall, to the extent permitted under the operating agreements of the limited liability companies listed on Schedule I attached hereto, have the following rights, each of which may be exercised at Secured Party's sole discretion (but without any obligation to do so), at any time during the continuation of any Event of Default under the Loan Agreement, without further consent of Pledgor: (i) transfer the whole or any part of the Pledged Collateral into the name of itself or its nominee or to conduct a sale of the Pledged Collateral pursuant to the UCC or pursuant to any other applicable law; (ii) vote the Pledged Collateral; (iii) notify the persons obligated on any of the Pledged Collateral to make payment to Secured Party, of any amounts due or to become due thereon; and (iv) release, surrender or exchange any of the Pledged Collateral at any time, or to compromise any dispute with respect to the same. Secured Party, may proceed against the Pledged Collateral, or any other collateral securing the Obligations, in any order, and against Pledgor and any other obligor, jointly and/or severally, in any order to satisfy the Obligations. Pledgor waives and releases any right to require Secured Party to first collect any of the Obligations secured hereby from any other collateral of Pledgor or any other party securing the Obligations under any theory of marshalling of assets, or otherwise. All rights and remedies of Secured Party are cumulative, not alternative.

          b. Pledgor hereby irrevocably appoints Secured Party its attorney-in-fact, subject to the terms hereof, during the continuation of such Event of Default under the Loan Agreement, at Secured Party's option, (i) to effectuate the transfer of the Pledged Collateral on the books of the issuer thereof to the name of Secured Party or to the name of Secured Party's nominee,

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

designee or assignee; (ii) to endorse and collect checks payable to Pledgor representing distributions or other payments on the Pledged Collateral; and
(iii) to carry out the terms and provisions hereof.

          c. Secured Party is hereby authorized to file financing statements naming Pledgor as debtor (without Pledgor's signature), in accordance with the Uniform Commercial Code as adopted in the State of New Jersey. Pledgor hereby authorizes Secured Party to file all financing statements and amendments to financing statements describing the Pledged Collateral in any filing office as Secured Party, in its sole discretion may determine.

     6. The proceeds of any sale or other disposition of or realization upon the Pledged Collateral by Secured Party may be applied to or on account of the Obligations and in such order as Secured Party may elect. In addition, during the continuation of an Event of Default under the Loan Agreement, any and all proceeds of the Pledged Collateral received by Secured Party may be applied to, or on account of, the Obligations and in such order as Secured Party may elect. In addition, Secured Party may, in its discretion, apply any such proceeds to or on account of the payment of all costs, fees and expenses (including, without limitation, reasonable attorneys' fees) which may be incurred by Secured Party.

     7. Pledgor recognizes that Secured Party may be unable to effect, or may effect only after such delay which would adversely affect the value that might be realized from the Pledged Collateral, a public sale of all or part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended ("Securities Act") and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices and on terms less favorable to Secured Party or the seller than if sold at public sales, and therefore recognizes and confirms that such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they were made privately. Pledgor agrees that Secured Party has no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.

     8. In the event that any change is made or declared in the capital structure of any limited liability company listed on Schedule I attached hereto, or Pledgor acquires or in any other manner receives additional partnership or membership interests in any such entity, or any option included within the Pledged Collateral is exercised, any and all new, substituted or additional certificates representing or evidencing such membership interests which have been issued by reason of any such change or exercise, shall be delivered to and held by Secured Party under the terms hereof in the same manner as the Pledged Collateral originally pledged hereunder. Notwithstanding any provision herein to the contrary, unless an Event of Default has occurred and is continuing under the Loan Agreement, Pledgor may retain all cash distributions and dividends on the Pledged Collateral.

     9. So long as no Event of Default has occurred and is continuing under the Loan Agreement, and until Secured Party notifies Pledgor in writing of the exercise of its rights hereunder, Pledgor shall retain the sole right to vote the Pledged Collateral and exercise all rights of ownership with respect to all corporate questions for all purposes not inconsistent with the terms hereof.

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

     10. Secured Party shall have no obligation to take any steps to preserve, protect or defend the rights of Pledgor or Secured Party in the Pledged Collateral against other parties. Secured Party shall have no obligation to sell or otherwise deal with the Pledged Collateral at any time for any reason, whether or not upon request of Pledgor, and whether or not the value of the Pledged Collateral, in the opinion of Secured Party or Pledgor, is more or less than the aggregate amount of the Obligations secured hereby, and any such refusal or inaction by Secured Party shall not be deemed a breach of any duty which Secured Party may have under law to preserve the Pledged Collateral. Except as provided by applicable law, no duty, obligation or responsibility of any kind is intended to be delegated to or assumed by Secured Party at any time with respect to the Pledged Collateral.

     11. To the extent Secured Party is required by law to give Pledgor prior notice of any public or private sale, or other disposition of the Pledged Collateral, Pledgor agrees that seven (7) Business Days prior written notice to Pledgor shall be a commercially reasonable and sufficient notice of such sale or other intended disposition. Pledgor further recognizes and agrees that if the Pledged Collateral, or a portion thereof, threatens to decline speedily in value or is of a type customarily sold on a recognized market, Pledgor shall not be entitled to any prior notice of sale or other intended disposition.

     12. Pledgor shall indemnify, defend and hold harmless Secured Party from and against any and all claims, losses and liabilities resulting from any breach by Pledgor of Pledgor's representations and covenants under this Agreement.

     13. Pledgor hereby waives notice of (a) acceptance of this Agreement, (b) the existence and incurrence from time to time of any Obligations under the Loan Agreement, and (c) demand and default hereunder.

     14. Pledgor shall not permit the issuance of any certificate evidencing or representing the Pledged Collateral. Pledgor shall not permit any amendment to any operating agreement of any limited liability company listed on Schedule I hereto, without Secured Party's prior written consent, not to be unreasonably withheld.

     15. This Agreement shall remain in full force and effect and shall not be limited, impaired or otherwise affected in any way by reason of (a) any delay in making demand on Pledgor for or delay in enforcing or failure to enforce, performance or payment of Pledgor's Obligations, (b) any failure, neglect or omission on Secured Party's part to perfect any lien upon, protect, exercise rights against, or realize on, any property of Pledgor or any other party securing the Obligations, (c) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any person or persons or in any property, (d) the invalidity or unenforceability of any Obligations or rights in any Collateral under the Loan Agreement, (e) the existence or nonexistence of any defenses which may be available to the Pledgor with respect to the
Obligations or (f) the commencement of any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case filed by or against Pledgor.

     16. Pledgor covenants and agrees that Pledgor shall not, without the prior written consent of Secured Party, sell, encumber or grant any lien, security interest or option on or with respect to any of the Pledged Collateral.

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

     17. Pledgor hereby authorizes and instructs each issuer of the Pledged Collateral to comply with any instruction received by it from Secured Party in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that each such issuer shall be fully protected in so complying.

     18. Any failure of or delay by Secured Party to exercise any right or remedy hereunder shall not be construed as a waiver of the right to exercise the same or any other right or remedy at any other time.

     19. This Agreement constitutes the entire agreement between the parties hereto regarding the subject matter hereof and may be modified only by a written instrument signed by Pledgor and Secured Party.

     20. This Agreement is made in and shall be governed by and construed in accordance with the substantive laws of the jurisdiction set forth in Section
9.1 of the Loan Agreement, and the provisions hereof shall be deemed severable in the event of the invalidity of any provision. Pledgor and Secured Party irrevocably consents to the exclusive jurisdiction of the state and federal courts of the jurisdiction set forth in Section 9.18 of the Loan Agreement in any and all actions and proceedings whether arising hereunder or in connection herewith. Pledgor irrevocably agrees to service of process by certified mail, return receipt requested to the address set forth on the signature page hereto unless Pledgor otherwise notifies Secured Party in accordance with the terms hereof of a change in such address.

     21. All communications which Secured Party may provide to Pledgor herein shall be sent to Pledgor at the respective address set forth below in writing, and may be delivered in person, with receipt acknowledged, or sent by telex, telecopy, nationally reorganized overnight courier service or by United States mail, registered or certified, return receipt requested, postage prepaid.

     22. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

     23. PLEDGOR (BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE PLEDGED COLLATERAL.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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

     IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first set forth above.

                                        BLONDER TONGUE LABORATORIES, INC.



Attest: /s/ Robert J. Palle, Jr.       By: /s/ James A. Luksch
       --------------------------          -------------------------------------
                                           James A. Luksch
                                           Chief Executive Officer

                                        Address:          One Jake Brown Road
                                                          Old Bridge, NJ  08857
                                        Telecopy No.:     (732) 679-4353

                                   SCHEDULE I
                               Pledged Collateral
                               ------------------

     The following Collateral is hereby pledged by Pledgor to Secured Party pursuant to the Collateral Pledge Agreement to which this Schedule is attached:

     A.   Pledged Membership Interests

------------------------------------------------------------------------------------------------------
            Name                           Class of                                         Owner of
             of               State of    Membership     Percentage   Percentage Economic  Membership
 Limited Liability Company      Org.       Interests  Voting Interest      Interest         Interests
------------------------------------------------------------------------------------------------------
BDR Broadband, LLC               DE           N/A           80%               80%           Pledgor
------------------------------------------------------------------------------------------------------
BTT Telephone, LLC               NJ           N/A           49%               50%           Pledgor
------------------------------------------------------------------------------------------------------
NetLinc Communications, LLC      NJ           N/A           50%               50%           Pledgor
------------------------------------------------------------------------------------------------------